Derivative Financial Instruments	12 Months Ended
Dec. 31, 2015
OneMain Holdings Inc [Member]
Derivative Financial Instruments

14. Derivative Financial Instruments

During 2015 and 2014, we did not have any derivative activity. In 2013, SFC terminated its remaining cross currency interest rate swap agreement with AIG Financial Products, a subsidiary of AIG, and recorded a loss of $2 million in other revenues — other. Immediately following this termination, we had no derivative financial instruments.

Changes in the notional amounts of our cross currency interest rate swap agreements were as follows:

(dollars in millions)
At or for the Year Ended December 31,	2013

Balance at beginning of period	$417
Discontinued and terminated contracts	(417)
Balance at end of period	$—

During 2013, we recognized a net loss of $3 million on SFC’s non-designated hedging instruments in other revenues — other.

Derivative adjustments included in other revenues — other consisted of the following:

(dollars in millions)
Year Ended December 31,	2013

Net interest income	$9
Mark to market losses	(8)
Total	$1

SFC was exposed to credit risk if counterparties to its swap agreement did not perform. SFC regularly monitored counterparty credit ratings throughout the term of the agreement. SFC’s exposure to market risk was limited to changes in the value of its swap agreement offset by changes in the value of the hedged debt. While SFC’s cross currency interest rate swap agreement mitigated economic exposure of related debt, it did not qualify as a cash flow or fair value hedge under U.S. GAAP.